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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2018

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37620	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Science Park Road, Suite 220, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2018, the Board of Directors (the “Board”) of Kura Oncology, Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Mary Szela as a Class III director of the Company, with a term of office expiring at the 2020 annual meeting of stockholders. There are no arrangements or understandings between Ms. Szela and any other person pursuant to which she was selected as a director. In addition, there are no transactions in which Ms. Szela has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Pursuant to the Company’s Amended and Restated Non-Employee Director Compensation Policy (the “Compensation Policy”), Ms. Szela (i) will receive an annual cash retainer of $38,000 for service on the Board, and (ii) was granted on the date of her appointment an option to purchase (a) 30,000 shares of the Company’s common stock, which vests annually over a three year period, and (b) 7,583 shares of the Company’s common stock, which vests in full on the one year anniversary of the date of grant. The Compensation Policy also provides for further automatic annual option grants to purchase 13,000 shares of the Company’s common stock on the date of each annual meeting of stockholders, which vest in full on the one year anniversary of the date of grant. Each of the option grants described above will vest in full in the event of a change in control (as defined in the Company’s equity incentive plan). Ms. Szela has also entered into the Company’s standard form of Indemnification Agreement.

The Company issued a press release announcing the appointment of Ms. Szela, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Kura Oncology, Inc. on November 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KURA ONCOLOGY, INC.

Date: November 8, 2018	By:	/s/ Annette North
Annette North
Senior Vice President and General Counsel